ABP, Inc. and Affiliates
                                   Unaudited
                             Combined Balance Sheet
                                 March 31, 2003

                         Assets

Current assets:
     Cash                                 $  (107,211)
     Accounts receivable                    3,954,914
     Prepaid expenses                          15,842
     Due from BACE & StaffAmerica           1,330,490
     Deferred income tax                         --
                                          -----------
           Total current assets             5,194,035
                                          -----------
Property and equipment:
     Computer hardware and software              --
     Office furniture and equipment            82,796
                                          -----------
                                               82,796
     Accumulated depreciation                    (155)
                                          -----------
           Total property and equipment        82,641
                                          -----------
Other assets:
     Due from Affiliates                         --
     Deferred income tax                         --
                                          -----------
           Total other assets                    --
                                          -----------
TOTAL ASSETS                              $ 5,276,676
                                          ===========

                            ABP, Inc. and Affiliates
                                   Unaudited
                             Combined Balance Sheet
                                 March 31, 2003


               Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities             $ 3,106,878
     Payroll taxes and other payroll deductions payable       557,457
     Accrued worksite employee payroll costs                     --
     Reserve for workers' compensation claims payable            --
     Deposits                                                  14,097
                                                          -----------
           Total current liabilities                        3,678,432
                                                          -----------
     Reserve for Work Compensation, Long Term               2,520,732
Stockholders' equity:
     Common stock                                               2,320
     Additional paid-in captal                                 29,855
     Retained earnings                                       (954,663)
                                                          -----------
           Total stockholders' equity                        (922,488)
                                                          -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 5,276,676
                                                          ===========

                            ABP, Inc. and Affiliates
                        Combined Statement of Operations
                    For the Six Months Ended March 31, 2003



Revenues                                        $ 70,111,858
Direct costs:
     Salaries and wages of worksite employees     58,657,480
     Benefits and payroll taxes                   10,113,558
     Other                                            54,830
                                                ------------
           Total direct costs                     68,825,868
                                                ------------
           Gross profit                            1,285,990
                                                ------------
Operating expenses:
     Salaries, wages and payroll taxes               661,254
     General and adminstrative expenses            1,086,882
     Commissions                                     646,853
     Advertising                                       3,933
                                                ------------
           Total operating expenses                2,398,922
                                                ------------
Income before income tax                          (1,112,932)
     Income tax                                         --
                                                ------------
NET LOSS                                        $ (1,112,932)
                                                ============